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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 13, 2005

                         HAMPTON ROADS BANKSHARES, INC.
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             (Exact name of registrant as specified in its charter)

              Virginia                  005-62335             54-2053718
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   (State or other jurisdiction       (Commission           (IRS Employer
         of incorporation)            File Number)        Identification No.)

        201 Volvo Parkway, Chesapeake, Virginia                   23320
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       (Address of principal executive offices)                (Zip Code)

        Registrant's telephone number, including area code (757) 436-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

ITEM 7.01.   REGULATION FD DISCLOSURE.

             On October 12, 2005, Hampton Roads Bankshares, Inc. issued a press release announcing its third quarter earnings for 2005. This information was furnished pursuant to Item 2.02 "Results of Operations and Financial Condition" of Form 8-K. This Amendment No. 1 to the Current Report on Form 8-K/A is being filed in order to correct an incorrect value in the originally distributed and furnished press release. A numeric value was originally reported incorrectly in the Financial Table of the press release entitled ` Hampton Roads Bancshares, Inc. Financial Highlights Unaudited'. The incorrect value in the table was listed under line item Shareholders' equity. Shareholders' equity was incorrectly reported as 5,872,228. The corrected value should be 45,872,448. A corrected press release is attached below.

ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

             99.1     Press release dated October 12, 2005 corrected

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  Hampton Roads Bankshares, Inc.


Date  October 13, 2005                            By: /s/ Jack W. Gibson
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                                                      Jack W. Gibson
                                                      President and
                                                      Chief Executive Officer

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                                  EXHIBIT INDEX

Exhibit No.      Description of Exhibits
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99.1             Press release dated October 12, 2005 corrected

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